Compensation	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
Compensation

14. COMPENSATION
Employee Long Term Incentive Plan—We issue stock awards that vest based upon the completion of a service period (“service-based awards”), as well as awards that vest based upon the achievement of certain performance metrics (“performance-based awards”) under our 2020 Omnibus Incentive Plan (“2020 Incentive Plan”), which became effective in June 2020. The 2020 Incentive Plan replaces the Amended and Restated 2010 Long-Term Incentive Plan, which expired in August 2020. Awards to employees under our 2020 Incentive Plan are typically granted and vest during the first quarter of each year. Service-based awards typically follow a four-year graded vesting schedule and will vest in the form of common stock or OP units. For performance-based awards, the number of shares that vest depends on whether certain financial metrics are met, as calculated over a three-year performance period. For each annual performance-based award, 50% of the shares earned vest at the end of the three-year period and 50% of the shares earned vest following an additional year of service. As such, certain units classified as nonvested performance stock awards as of period-end may have met the performance-based requirements for vesting and are now only subject to an additional year of service-based vesting. Vesting of performance awards is in the form of common stock, or certain awards may vest in the form of OP units at the election of the recipient.
We recognize expense for awards with graded vesting under the accelerated recognition method, whereby each vesting is treated as a separate award with expense for each vesting recognized ratably over the requisite service period. Expense amounts are recorded in General and Administrative or Property Operating on our consolidated statements of operations. The awards are valued according to the EVPS for our common stock at the date of grant. Holders of unvested service-based and performance-based awards are entitled to dividend and distribution rights, but are not entitled to voting rights.
In March 2019, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved a new form of award agreement under the Company’s Amended and Restated 2010 Long-Term Incentive Plan for performance-based long term incentive units (“Performance LTIP Units”) and made one-time grants of Performance LTIP Units to certain of our executives. Any amounts earned under the Performance LTIP Unit award agreements will be issued in the form of LTIP Units, which represent OP units that are structured as a profits interest in the Operating Partnership. Dividends will accrue on the Performance LTIP Units until the measurement date, subject to a quarterly distribution of 10% of the regular quarterly distributions.
Independent Director Stock Plan—The Board approves restricted stock awards pursuant to our Amended and Restated 2010 Independent Director Stock Plan. The awards are granted to our independent directors as service-based awards. As of December 31, 2020 and 2019, there were approximately 17,000 and 13,000 outstanding unvested awards granted to independent directors, respectively.
Share-Based Compensation Award Activity—All share-based compensation awards, regardless of the form of payout upon vesting, are presented in the following table, which summarizes our stock-based award activity. For performance-based awards, the number of shares deemed to be issued per the table below reflects the number of units at target performance. Performance-based awards contain terms which dictate that the number of award units to be issued will vary based upon actual performance compared to the respective plan’s performance metrics, with the potential for certain awards to earn additional shares beyond target performance (number of units in thousands):

	Restricted Stock Awards(1)	Performance Stock Awards(1)	Phantom Stock Units	Weighted-Average Grant-Date Fair Value(2)
Nonvested at January 1, 2018	6	—	815	$30.60
Granted	270	66	—	33.00
Vested	(2)	—	(465)	30.60
Forfeited	(5)	—	(18)	31.14
Nonvested at December 31, 2018	269	66	332	31.80
Granted	157	764	—	33.15
Vested	(65)	—	(256)	31.08
Forfeited	(34)	(3)	(16)	32.31
Nonvested at December 31, 2019	327	827	60	33.00
Granted	146	86	—	32.82
Vested	(101)	—	(58)	32.13
Forfeited	(23)	(8)	(2)	33.00
Nonvested at December 31, 2020	349	905	—	$33.06
(1)The maximum number of award units that could be issued under all outstanding grants was 1.5 million as of December 31, 2020. The number of award units expected to vest was 0.8 million as of December 31, 2020.
(2)On an annual basis, we engage an independent third-party valuation advisory consulting firm to estimate the EVPS of our common stock. The weighted-average grant-date fair value calculated herein reflects the EVPS on the grant date.
The expense for all stock-based awards during the years ended December 31, 2020, 2019, and 2018 was $6.3 million, $10.1 million, and $10.4 million, respectively. We had $11.8 million of unrecognized compensation costs related to these awards that we expect to recognize over a weighted average period of approximately three years. The fair value at the vesting date for stock-based awards that vested during the year ended December 31, 2020 was $5.0 million.
401(k) Plan—We sponsor a 401(k) plan that provides benefits for qualified employees. Our match of the employee contributions is discretionary and has a five-year vesting schedule. The cash contributions to the plan for the years ended December 31, 2020, 2019, and 2018 were approximately $0.9 million, $0.9 million, and $1.0 million, respectively. All employees who have attained the age of 21 are eligible to participate starting the first day of the month following their date of hire. Employees are vested immediately with respect to employee contributions.